Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Charge Enterprises, Inc., Debtor.	Chapter 11 Case No. 24-10349 (TMH) Ref. D.I. 8

INTERIM ORDER (I) ESTABLISHING NOTIFICATION PROCEDURES
AND APPROVING RESTRICTIONS ON CERTAIN TRANSFERS OF, OR
WORTHLESS STOCK DEDUCTIONS WITH RESPECT TO, STOCK
OF THE DEBTOR AND (II) GRANTING RELATED RELIEF

Upon consideration of the motion (the “Motion”) of the above-captioned debtor and debtor in possession (the “Debtor”) for the entry of interim and final orders, pursuant to sections 105(a), 362, and 541 of the Bankruptcy Code establishing Stock Procedures and Worthless Stock Deduction Procedures to protect the potential value of the Debtor’s Tax Attributes for use in connection with the reorganization of the Debtor and in future periods and authorizing application of such Stock Procedures to Ordinary Shares and Options, and granting related relief; and upon consideration of the record of the Chapter 11 Case; and the Court having found that due and proper notice of the Motion has been given and no other or further notice of the Motion is required under the circumstances; and the Court having found that it has jurisdiction to consider the Motion under 28 U.S.C. §§ 1334 and 157, and the Standing Order; and the Court having found that its consideration of the Motion and the relief requested therein is a core proceeding under 28 U.S.C. § 157(b) and that it may enter a final order consistent with Article III of the United States Constitution; and the Court having found that venue of these proceedings and the Motion is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court having found and determined that the relief requested in the Motion and provided for herein is in the best interest of the Debtor, its estate, and its creditors; and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY ORDERED THAT:

1.    The Motion is GRANTED on an interim basis, as set forth herein.

2.    The Court shall hold a final hearing on the relief sought in the Motion on April 8, 2024, at 11:00 a.m. (ET) (the “Final Hearing”). Any party-in-interest objecting to the relief sought at the Final Hearing or the Proposed Final Order shall file and serve a written objection, which objection shall be served upon (i) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com), (ii) counsel to any official committee of unsecured creditors appointed in these Chapter 11 Case; and (iii) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Federal Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801, Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov), in each case no later than March 27, 2024, at 4:00 p.m. (ET). If no objections to the entry of the Proposed Final Order are timely filed, this Court may enter the Proposed Final Order without further notice or a hearing. The Debtor shall file a notice of the Final Hearing within two (2) business days after entry of this Order.

3.    The Debtor’s Tax Attributes are property of the Debtor’s estate and are protected by section 362(a) of the Bankruptcy Code.

4.    The Stock Procedures and Worthless Stock Deduction Procedures, as set forth in Exhibit 1 and Exhibit 2 attached hereto, are approved.

5.    Any transfer of Ordinary Shares in violation of the Stock Procedures, including but not limited to the notice requirements, shall be null and void ab initio.

6.    In the case of any such transfer of Ordinary Shares in violation of the Stock Procedures, including, but not limited to, the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtor, to appropriately reflect that such transfer is null and void ab initio.

7.    The taking of worthless stock deduction in violation of the Worthless Stock Deduction Procedures, including but not limited to the notice requirements, shall be null and void ab initio.

8.    If any such worthless stock deduction is taken in violation of the Worthless Stock Deduction Procedures, including, but not limited to, the notice requirements, the person or entity taking such worthless stock deduction shall be required to take remedial actions specified by the Debtor, to appropriately reflect that such worthless stock deduction is null and void ab initio.

9.    The Debtor is authorized, in consultation with the Prepetition Lenders, to retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Stock Procedures and Worthless Stock Deduction Procedures.

10.    Nothing in the Motion or this Interim Order waives or modifies the requirements of the RSA including, without limitation, the consent and consultation rights contained therein.

11.    The requirements set forth in this Interim Order are in addition to the requirements of Federal Rule of Bankruptcy Procedure 3001(e) and applicable law, and do not excuse compliance therewith.

12.    The Debtor shall include in the Notice of Commencement and in a Form 8-K filed with the Securities and Exchange Commission within four (4) business days of the Petition Date a reference to the Court’s entry of this Interim Order, a description of the relief granted herein, and an explanation as to how interested parties may receive a copy of this Interim Order.

13.    Notwithstanding entry of this Interim Order, nothing herein shall create, nor is intended to create, any rights in favor of or enhance the status of any claim held by, any party.

14.    The requirements set forth in this Interim Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.

15.    The Debtor is authorized to take any and all actions necessary to effectuate the relief granted herein.

16.    The requirements of Bankruptcy Rule 6003(b) are satisfied.

17.    Notwithstanding any applicability of Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order shall be effective and enforceable immediately upon its entry.

18.    Notice of the Motion as provided therein satisfies the requirements of Bankruptcy Rule 6004(a) and the Local Rules.

19.    This Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation of this Order.

EXHIBIT 1

Stock Procedures

A.         Procedures for Certain Transfers of Ordinary Shares. The following procedures apply to transfers of Ordinary Shares:

a.         Any person or entity that currently is or becomes a Substantial Shareholder must file with the Court and serve upon the Disclosure Parties (as defined herein) a declaration of such status, substantially in the form annexed to the Stock Procedures as Exhibit 1A (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (i) twenty (20) calendar days after the date of the Notice of Interim Order, and (ii) ten (10) calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.         Disclosure Parties consist of the following: (i) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov)); (ii) Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attn: Marc Rosenwald, (mrosenwald@charge.enterprises); and (iii) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com) (together, the “Disclosure Parties”).

c.         Seven (7) days prior to effectuating any transfer of Ordinary Shares that would (i) increase the size of a Substantial Shareholder’s Beneficial Ownership, or (ii) would result in an entity or individual becoming a Substantial Shareholder, such Substantial Shareholder (or person or entity that may become a Substantial Shareholder) must file with the Court, and serve upon the Disclosure Parties, an advance written declaration of the intended transfer of Ordinary Shares, substantially in the form annexed to the Stock Procedures as Exhibit 1B (each, a “Declaration of Intent to Accumulate Ordinary Shares”).

d.         Seven (7) days prior to effectuating any transfer of Ordinary Shares that would (i) reduce the size of a Substantial Shareholder’s Beneficial Ownership, or (ii) would result in an entity or individual ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court, and serve upon the Disclosure Parties, an advance written declaration of the intended transfer of Ordinary Shares, substantially in the form annexed to the Stock Procedures as Exhibit 1C (each, a “Declaration of Intent to Transfer Ordinary Shares,” and together with a Declaration of Intent to Accumulate Ordinary Shares, each a “Declaration of Proposed Transfer”).

e.         The Debtor and, in the event the Debtor advises that it does not intend to object itself, the other Disclosure Parties shall have seven (7) calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Ordinary Shares described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtor’s ability to utilize its Tax Attributes.

i.         If the Debtor or another Disclosure Party timely object, the proposed transaction will remain ineffective unless such objection is withdrawn by such party, or such transaction is approved by a final and non-appealable order of the Court.

ii.         If the Debtor or another Disclosure Party do not object, the proposed transaction may proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of these procedures must be the subject of additional notices in accordance with the Stock Procedures set forth herein, with an additional fourteen-day waiting period for each Declaration of Proposed Transfer.

B.         Notice Procedures. The following procedures apply to these Stock Procedures.

a.         No later than three (3) business days following entry of the Interim Order, or as soon as reasonably practicable thereafter, the Debtor shall serve by first class or overnight mail, postage prepaid, substantially in the form of Exhibit 3 attached to these Stock Procedures (the “Notice of Interim Order”), on: (i) the Office of the United States Trustee for the District of Delaware; (ii) the Office of the United States Attorney for the District of Delaware; (iii) the Internal Revenue Service; (iv) the Debtor’s thirty (30) largest unsecured creditors (excluding insiders); (v) the Securities and Exchange Commission; (vi) counsel to the Prepetition Lenders; (vii) each equity security holder directly registered with the transfer agent for the Debtor’s Ordinary Shares and all banks, brokers, intermediaries, other nominees or their mailing agents that hold the Ordinary Shares in “street name’ for the beneficial holders (with instructions to serve down to the beneficial holders of Ordinary Shares, as applicable); and (xiii) all parties who have filed a notice of appearance and request for service of papers pursuant to Bankruptcy Rule 2002 (collectively, the “Debtor’s Notice Parties”). Additionally, no later than three (3) business days following entry of the Final Order, or as soon as reasonably practicable thereafter, the Debtor shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the Debtor’s Notice Parties and in the same manner as such Notice of Interim Order was served.

b.         All registered and nominee holders of Ordinary Shares shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered or nominee holder holds such Ordinary Shares down the chain of ownership to the beneficial owners of such Ordinary Shares.

c.         Any entity, individual, broker or agent acting on such entity’s or individual’s behalf who sells Ordinary Shares to another entity or individual shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser, or any broker or agent acting on such purchaser’s behalf.

d.         The Debtor may, in consultation with the Prepetition Lender, retroactively or prospectively waive any and all restrictions, stays, and notification procedures to be imposed on a Substantial Shareholder as set forth in the Motion.

EXHIBIT 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Charge Enterprises, Inc., Debtor.	Chapter 11 Case No. 24-10349 (TMH) Ref. D.I. 8 & ___

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the ordinary shares of Charge Enterprises, Inc. or of any Beneficial Ownership therein (the “Ordinary Shares”). Charge Enterprises, Inc. is the debtor and debtor in possession in the above-captioned chapter 11 case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, as of                                     , 2024, the undersigned party currently has Beneficial Ownership of                             Ordinary Shares. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Ordinary Shares:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                                     .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order (I) Establishing Notification Procedures and Approving Restrictions on Certain Transfers of, or Worthless Stock Deductions With Respect to, Stock of the Debtor and (II) Granting Related Relief [Docket No.                   ], this declaration (this “Declaration”) is being filed with the Court and served on the following parties: (i) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov)); (ii) Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attn: Marc Rosenwald, (mrosenwald@charge.enterprises); and (iii) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

EXHIBIT 1B

Declaration of Intent to Accumulate Ordinary SharesIN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Charge Enterprises, Inc., Debtor.	Chapter 11 Case No. 24-10349 (TMH) Ref. D.I. 8 & ___

DECLARATION OF INTENT TO ACCUMULATE ORDINARY SHARES

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more ordinary shares of Charge Enterprises, Inc. or of any Beneficial Ownership therein (the “Ordinary Shares”). Charge Enterprises, Inc. is the debtor and debtor in possession in the above-captioned chapter 11 case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on                            , 2024, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                             Ordinary Shares.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of                             Ordinary Shares or an Option with respect to                             Ordinary Shares. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                             Ordinary Shares after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                            .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order (I) Establishing Notification Procedures and Approving Restrictions on Certain Transfers of, or Worthless Stock Deductions With Respect to, Stock of the Debtor and (II) Granting Related Relief [Docket No.                   ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served on the following parties: (i) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov)); (ii) Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attn: Marc Rosenwald, (mrosenwald@charge.enterprises); and (iii) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Stock Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtor, and the other Disclosure Parties in the event the Debtor advises that it does not intend to object itself, have seven (7) days calendar after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtor, or another Disclosure Party in the event the Debtor advises that it does not intend to object itself, timely file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtor or such Disclosure Party, or the Court approves such transaction by a final and non-appealable order. If the Debtor, or another Disclosure Party in the event the Debtor advises that it does not intend to object itself, do not object within such fourteen-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional Ordinary Shares will each require an additional notice filed with the Court and served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

EXHIBIT 1C

Declaration of Intent to Transfer Ordinary Shares

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Charge Enterprises, Inc., Debtor.	Chapter 11 Case No. 24-10349 (TMH) Ref. D.I. 8 & ___

DECLARATION OF INTENT TO TRANSFER ORDINARY SHARES

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more Ordinary Shares of Charge Enterprises, Inc. or of any Beneficial Ownership therein (the “Ordinary Shares”). Charge Enterprises, Inc. is the debtor and debtor in possession in the above-captioned chapter 11 case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on                            , 2024, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                             Ordinary Shares.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade or otherwise transfer Beneficial Ownership of                             Ordinary Shares or an Option with respect to                             Ordinary Shares. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                             Ordinary Shares after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                            .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order (I) Establishing Notification Procedures and Approving Restrictions on Certain Transfers of, or Worthless Stock Deductions With Respect to, Stock of the Debtor and (II) Granting Related Relief [Docket No.                   ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served on the following parties: (i) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov)); (ii) Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attn: Marc Rosenwald, (mrosenwald@charge.enterprises); and (iii) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Stock Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtor, and the other Disclosure Parties in the event the Debtor advises that it does not intend to object itself, have seven (7) calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtor, or another Disclosure Party in the event the Debtor advises that it does not intend to object itself, timely file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtor or such Disclosure Party, or the Court approves such transaction by a final and non-appealable order. If the Debtor, or another Disclosure Party in the event the Debtor advises that it does not intend to object itself, do not object within such fourteen-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional Ordinary Shares will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

EXHIBIT 2

Worthless Stock Deduction Procedures

A.          Procedures for Worthless Stock Deductions. The following procedures apply to any 50-percent Shareholders taking any worthless stock deductions:

a.         Any person or entity that currently is or becomes a 50-percent Shareholder, at any time on or after the Petition Date, must file with the Court, and serve on the Disclosure Parties (as defined herein) a declaration of such status, substantially in the form annexed to the Worthless Stock Deduction Procedures as Exhibit 2A (a “50 percent Stock Ownership Notice”), on or before the later of (i) twenty (20) calendar days after the date of the Notice of Interim Order (as defined herein), and (ii) ten (10) calendar days after becoming a 50-percent Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any 50-percent Shareholder even if no 50 percent Stock Ownership Notice has been filed.

b.         Disclosure Parties consist of the following: (i) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov)); (ii) Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attn: Marc Rosenwald, (mrosenwald@charge.enterprises); and (iii) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com).

c.         At least seven (7) calendar days before filing any income tax return, or any amendment to such a return, taking any worthless stock deduction with respect to Ordinary Shares for a tax year ending before the consummation of a debt-for-stock restructuring, such 50-percent Shareholder must file with the Court, and serve on the Disclosure Parties, an advance written notice of the intended worthless stock deduction, in substantially the form attached to the Worthless Stock Deduction Procedures as Exhibit 2B (each, a “Notice of Intent to Take a Worthless Stock Deduction”).

d.         In the event that a 50-percent Shareholder takes a worthless stock deduction with respect to Ordinary Shares in violation of the Worthless Stock Deduction Procedures, such worthless stock deduction will be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code and pursuant to the Bankruptcy Court’s equitable powers under section 105(a) of the Bankruptcy Code. Furthermore, any such 50-percent Shareholder will be subject to sanctions as provided under the Interim Order and by applicable law and will be required to file an amended income tax return revoking such worthless stock deduction.

e.         The Debtor, the other Disclosure Parties, the Prepetition Lenders, and any Official Committee will have seven (7) calendar days after the receipt of a Notice of Intent to Take a Worthless Stock Deduction (the “Worthless Stock Objection Period”) to file with the Court and serve on such 50-percent Shareholder an objection (a “Worthless Stock Objection”) to any proposed worthless stock deduction described in such Notice of Intent to Take a Worthless Stock Deduction. If the Debtor, another Disclosure Party, the Prepetition Lender, or any Official Committee file a Worthless Stock Objection by the expiration of the Worthless Stock Objection Period (the “Worthless Stock Objection Deadline”), then the filing of the income tax return with such deduction will not be permitted or effective unless approved by a final and non-appealable order of the Court or such objection is withdrawn. If none of the Debtor, another Disclosure Party, the Prepetition Lender, or any Official Committee file a Worthless Stock Objection by the Worthless Stock Objection Deadline, then such deduction will be permitted as set forth in the Notice of Intent to Take a Worthless Stock Deduction. Any further income tax returns within the scope of the Worthless Stock Deduction Procedures must be the subject of an additional Notice of Intent to Take a Worthless Stock Deduction and Worthless Stock Objection Period.

B.          Notice Procedures. The following notice procedures apply to these Worthless Stock Deduction Procedures:

a.         No later than three (3) business days following entry of the Interim Order, or as soon as reasonably practicable thereafter, the Debtor shall serve by first class or overnight mail, postage prepaid, substantially in the form of Exhibit 3 attached to the Interim Order (the “Notice of Interim Order”), on: (i) the Office of the United States Trustee for the District of Delaware; (ii) the Office of the United States Attorney for the District of Delaware; (iii) the Internal Revenue Service; (iv) the Debtor’s thirty (30) largest unsecured creditors (excluding insiders); (v) the Securities and Exchange Commission; (vi) counsel to the Prepetition Lenders; (vii) each equity security holder directly registered with the transfer agent for the Debtor’s Ordinary Shares and all banks, brokers, intermediaries, other nominees or their mailing agents that hold the Ordinary Shares in “street name’ for the beneficial holders (with instructions to serve down to the beneficial holders of Ordinary Shares, as applicable); and (xiii) all parties who have filed a notice of appearance and request for service of papers pursuant to Bankruptcy Rule 2002 (collectively, the “Debtor’s Notice Parties”). Additionally, no later than three (3) business days following entry of the Final Order, or as soon as reasonably practicable thereafter, the Debtor shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the Debtor’s Notice Parties and in the same manner as such Notice of Interim Order was served.

b.         All registered and nominee holders of Ordinary Shares shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered or nominee holder holds such Ordinary Shares Any entity or individual or broker or agent acting on such entity’s or down the chain of ownership to the beneficial owners of such Ordinary Shares.

c.         Any entity, individual, broker or agent acting on such entity’s or individual’s behalf who sells Ordinary Shares to another entity or individual shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser, or any broker or agent acting on such purchaser’s behalf..

d.         The Debtor may, in consultation with the Prepetition Lenders, retroactively or prospectively waive any and all restrictions, stays, and notification procedures to be imposed on a 50-percent Shareholder as set forth in the Motion.

EXHIBIT 2A

50-Percent Shareholder Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Charge Enterprises, Inc., Debtor.	Chapter 11 Case No. 24-10349 (TMH) Ref. D.I. 8 & ___

NOTICE OF STATUS AS A 50-PERCENT SHAREHOLDER

PLEASE TAKE NOTICE that the undersigned party is/has become a 50-Percent Shareholder with respect to Charge Enterprises, Inc. Charge Enterprises, Inc. is the debtor and debtor in possession in the above-captioned chapter 11 case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of undersigned party] Beneficially Owns [ • ] Ordinary Shares. The following table sets forth the date(s) on which [Name of undersigned party] acquired or otherwise became the Beneficial Owner of such Ordinary Shares:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                             .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order (I) Establishing Notification Procedures and Approving Restrictions on Certain Transfers of, or Worthless Stock Deductions With Respect to, Stock of the Debtor and (II) Granting Related Relief [Docket No.                   ], this notice (this “Notice”) is being filed with the Court and served on the following parties: (i) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov)); (ii) Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attn: Marc Rosenwald, (mrosenwald@charge.enterprises); and (iii) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Notice and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Notice and any attachments hereto are true, correct, and complete.

EXHIBIT 2B

Notice of Intent to Take a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Charge Enterprises, Inc., Debtor.	Chapter 11 Case No. 24-10349 (TMH) Ref. D.I. 8 & ___

NOTICE OF INTENT TO TAKE WORTHLESS STOCK DEDUCTION

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to take a worthless stock deduction (the “Proposed Worthless Stock Deduction”) with respect to one or more ordinary shares of Charge Enterprises, Inc. or of any Beneficial Ownership therein (the “Ordinary Shares”). Charge Enterprises, Inc. is the debtor and debtor in possession in the above-captioned chapter 11 case pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on                            , 2024, the undersigned party filed a Notice of Status as a 50-percent Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently Beneficially Owns [ • ] Ordinary Shares.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthless Stock Deduction, the undersigned party proposes to declare for income tax purposes that [ • ] Ordinary Shares became worthless during the tax year ending [ • ].

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                            .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain [Interim/Final] Order (I) Establishing Notification Procedures and Approving Restrictions on Certain Transfers of, or Worthless Stock Deductions With Respect to, Stock of the Debtor and (II) Granting Related Relief [Docket No.                   ] (the “Order”), this notice (this “Notice”) is being filed with the Court and served on the following parties: (i) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov)); (ii) Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attn: Marc Rosenwald, (mrosenwald@charge.enterprises); and (iii) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is enjoined from filing an income tax return with respect to the Proposed Worthless Stock Deduction unless and until the undersigned party complies with the Worthless Stock Deduction Procedures.

PLEASE TAKE FURTHER NOTICE that the Debtor, the other Disclosure Parties, the Prepetition Lender and any Official Committee have seven (7) calendar days after receipt of this Notice to object to the Proposed Worthless Stock Deduction described herein. If the Debtor, another Disclosure Party, the Prepetition Lender, or any Official Committee file a Worthless Stock Objection, such Proposed Worthless Stock Deduction will not be permitted or effective unless approved by a final and non-appealable order of the Court. If none of the Debtor, another Disclosure Party, the Prepetition Lender, or any Official Committee object within such 20-calendar-day period, then after expiration of such period the Proposed Worthless Stock Deduction may proceed solely as set forth in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party filing an income tax return with respect to a Proposed Worthless Stock Deduction will each require an additional notice filed with the Court to be served in the same manner as this Notice.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Notice and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Notice and any attachments hereto are true, correct, and complete.

EXHIBIT 3

Notice of Interim Order

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Charge Enterprises, Inc., Debtor.	Chapter 11 Case No. 24-10349 (TMH) Ref. D.I. 8 & ___

NOTICE OF DISCLOSURE PROCEDURES
APPLICABLE TO CERTAIN HOLDERS OF ORDINARY
SHARES, DISCLOSURE PROCEDURES FOR TRANSFERS OF
STOCKS, DISCLOSURE PROCEDURES FOR WORTHLESS STOCK
DEDUCTIONS, AND FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF ORDINARY SHARES OF CHARGE ENTERPRISES, INC. (THE “ORDINARY SHARES”):

PLEASE TAKE NOTICE that on March 7, 2024 (the “Petition Date”), the above‑captioned debtor and debtor in possession (the “Debtor”), filed a petition with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtor’s estate or to exercise control over property of or from the Debtor’s estate.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtor filed the Debtor’s Motion for Interim and/or Final Order(s) (I) Establishing Notification Procedures and Approving Restrictions on Certain Transfers of, or Worthless Stock Deductions with Respect to,

Stock of the Debtor and (II) Granting Related Relief [Docket No. 8] (the “Motion”).

PLEASE TAKE FURTHER NOTICE that on [                   ], 2024, the Court entered the Interim Order (I) Establishing Notification Procedures and Approving Restrictions on Certain Transfers of, or Worthless Stock Deductions with Respect To, Stock of the Debtor and (II) Granting Related Relief [Docket No.                   ] (the “Interim Order”) approving procedures for certain transfers of Ordinary Shares, set forth in Exhibit 1 attached to the Interim Order (the “Stock Procedures”), and procedures for worthless stock deductions, set forth in Exhibit 2 attached to the Interim Order (the “Worthless Stock Deduction Procedures”).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Ordinary Shares or Beneficial Ownership of Ordinary Shares in violation of the Stock Procedures, any such transaction in violation of the Stock Procedures shall be null and void ab initio, and certain remedial actions (including mandatory purchases or sales of Ordinary Shares) may be required to restore the status quo.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, the Stock Procedures shall apply to the holding and transfers of Ordinary Shares or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, a 50-percent Shareholder may not take a worthless stock deduction with respect to Ordinary Shares in violation of the Worthless Stock Deduction Procedures, any such deduction in violation of the Worthless Stock Deduction Procedures shall be null and void ab initio, and certain remedial actions may be required to restore the status quo.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, the Worthless Stock Deduction Procedures shall apply to each person who is or becomes a 50-percent Shareholder.

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtor, Epiq Corporate Restructuring LLC will provide a copy of the Interim Order and a form of each of the declarations required to be filed by the Stock Procedures in a reasonable period of time. Such declarations are also available via PACER on the Court’s website at https://ecf.deb.uscourts.gov for a fee, or free of charge by accessing the Debtor’s restructuring website at https://dm.epiq11.com/ChargeEnterprises.

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on                            , 2024, at __:__ __.m. (Eastern Time). Any objections or responses to entry of a final order on the Motion must be filed on or before 4:00 p.m. (Eastern Time) on                            , 2024, and served on the following parties: (i) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Wilmington, Delaware 19801 (Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov)); (ii) Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attn: Marc Rosenwald, (mrosenwald@charge.enterprises); (iii) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com); and (v) counsel to any official committee of unsecured creditors appointed in these Chapter 11 Case. In the event no objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.

PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE STOCK PROCEDURES AND WORTHLESS STOCK DEDUCTION PROCEDURES SET FORTH IN THE INTERIM ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.

PLEASE TAKE FURTHER NOTICE THAT ANY (I) PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF ORDINARY SHARES, BENEFICIAL OWNERSHIP THEREOF, OR OPTION WITH RESPECT THERETO OR (II) PROHIBITED WORTHLESS STOCK DEDUCTION, IN EACH CASE, IN VIOLATION OF THE INTERIM ORDER IS PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Interim Order are in addition to the requirements of applicable law and do not excuse compliance therewith.